UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 5, 2010

NEVADA GOLD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-1369203	20-3724068
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

1640 Terrace Way
Walnut Creek, CA 94597
(Address of principal executive offices, including zip code)

(925) 938-0406
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued by Nevada Gold Holdings, Inc. (the “Company”) on October 7, 2010.

This press release announces that the Company’s previously disclosed one-for-fifteen reverse stock split, became effective on the OTC Bulletin Board for trading purposes at the opening of business on October 5, 2010.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated October 7, 2010

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nevada Gold Holdings, Inc.

Date: October 7, 2010	By:	/s/ David Rector
	Name:	David Rector
	Title:	Chief Executive Officer and President